UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 21, 2020

Agios Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36014	26-0662915
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

88 Sidney Street Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip code)

(617) 649-8600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Exchange
Common Stock, Par Value $0.001 per share	AGIO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

An investor presentation containing additional information relating to the proposed transaction described in Item 8.01 is attached to this Current Report on Form 8-K as Exhibit 99.2.

The information in Exhibit 99.2 is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as otherwise stated in such filing.

Item 8.01	Other Events.

On December 21, 2020, Agios Pharmaceuticals, Inc. (the “Company”) issued a press release announcing the execution of an agreement pursuant to which it agreed to sell the Company’s oncology business to Servier Pharmaceuticals, LLC. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The Company will hold a conference call at 8:00 a.m., Eastern Time, on December 21, 2020 to provide supplemental information regarding the proposed transaction.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description

99.1	Press Release, dated December 21, 2020

99.2	Investor Presentation, dated December 21, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGIOS PHARMACEUTICALS, INC.

Date: December 21, 2020	/s/ Jacqualyn A. Fouse
Jacqualyn A. Fouse, Ph.D.
Chief Executive Officer